UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2025

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 North US HWY 1, Suite 504, Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Assurance Dimensions, LLC (“AD”), the independent registered public accounting firm for Jupiter Neurosciences, Inc. advised the Company that it was resigning as the independent registered accounting for the Company, effective as of April 16, 2025, as a result of its decision to discontinue its PCAOB registrants practice. Concurrent with such resignation, the Audit Committee of the Board of Directors of the Company approved the engagement of Cherry Bekaert LLP (“CB”) as the new independent registered public accounting firm for the Company, effective as of April 16, 2025.

The audit reports of AD on the Company’s financial statements for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that AD’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023, disclosed uncertainty regarding the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through the date of AD’s resignation, there were no: (i) disagreements between the Company and AD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AD would have caused them to make reference thereto in their reports on the Company’s financial statements for such years or (ii) reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through the date of CB’s engagement, the Company did not consult with CB on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and CB did not provide either a written report or oral advice to the Company that CB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided AD a copy of the disclosures in this Current Report on Form 8-K and has requested that AD furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated April 21, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Assurance Dimensions, LLC to the Securities and Exchange Commission dated April 21, 2025 (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

By:	/s/ Christer Rosen
Christer Rosen
Chief Executive Officer

Dated: April 21, 2025